UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2025

Informatica Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40936	61-1999534
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Seaport Boulevard Redwood City, California		94063
(Address of Principal Executive Offices)		(Zip Code)

(650) 385-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	INFA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On May 27, 2025, Informatica Inc., a Delaware corporation (the “Company”), and Salesforce, Inc., a Delaware corporation (“Salesforce”), announced that they entered into a definitive agreement pursuant to which Salesforce will acquire the Company. The Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Salesforce and Phoenix I Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Salesforce (“Merger Sub”), was entered into on May 26, 2025 and provides that, subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into the Company with the Company continuing as the surviving corporation and a wholly owned subsidiary of Salesforce (the “Merger”). A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in Item 7.01 of this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (“Securities Act”).

Cautionary Statement Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements related to the proposed acquisition of the Company by Salesforce. Words such as “expects,” “anticipates,” “aims,” “projects,” “intends,” “plans,” “believes,” “estimates,” “seeks,” “assumes,” “may,” “should,” “could,” “would,” “foresees,” “forecasts,” “predicts,” “targets,” “will”, “commitments,” variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are based upon the Company’s current plans, assumptions, beliefs, and expectations. Forward-looking statements are subject to the occurrence of many events outside of the Company’s control. Actual results and the timing of events may differ materially from those contemplated by such forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties.

These risks and uncertainties include, among other things, statements regarding the expected benefits to the Company, Salesforce and their respective customers from completing the Merger, plans for future investment and capital allocation, and the expected completion of the Merger. Statements regarding future events are based on the Company’s current expectations, estimates and projections and are necessarily subject to associated risks related to, among other things, (i) the completion of the proposed Merger on the anticipated terms and timing, or at all, including the parties’ ability to obtain regulatory approvals and satisfy other conditions to the completion of the transaction, (ii) the effect of the announcement or pendency of the proposed transaction on the Company’s business, operating results, ability to retain and hire key personnel, and relationships with customers, suppliers, competitors and others, (iii) risks that the proposed Merger may disrupt the Company’s current plans and business operations or divert management’s attention from ongoing business operations, (iv) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (v) the risk that the Merger Agreement may be terminated in circumstances requiring the Company to pay a termination fee, (vi) the risk and outcome of any legal or regulatory proceedings related to the Merger, (vii) the potential effects on the accounting of the proposed Merger, (viii) legislative, regulatory and economic developments, (ix) general economic conditions, (x) restrictions during the pendency of the proposed Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions, (xi) the retention of key personnel, (xii) the ability of Salesforce to successfully integrate the Company’s market opportunities, technology, personnel and operations and to achieve expected benefits, including the possibility that the expected benefits from the Merger will not be realized or will not be realized within the expected time period, (xiii) the possibility that competing offers may be made, (xiv) the risk that the Company’s stock price may decline significantly if the Merger is not consummated, (xv) significant transaction costs, fees and expenses related to the Merger, (xvi) risks related to the financing of the Merger, and (xvii) unknown liabilities.

For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the Company’s periodic reports and other filings with the Securities and Exchange Commission, including the risk factors identified in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, available at www.sec.gov. The forward-looking statements included in this report are made only as of the date hereof. Forward-looking statements should be considered in light of these risks and uncertainties. Investors and others are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Additional Information and Where to Find It

This report is being made in respect of the proposed acquisition of the Company by Salesforce. In connection with the proposed transaction, the Company will file with the SEC and furnish to the Company’s stockholders an information statement and other relevant documents. Investors will be able to obtain free of charge the information statement and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov or from the Company’s website at investors.informatica.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Joint Press Release issued by Informatica Inc. and Salesforce, Inc., dated as of May 27, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORMATICA INC.

Date: May 27, 2025	By:	/s/ Michael McLaughlin
Michael McLaughlin
Executive Vice President and Chief Financial Officer